UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2026

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254
Sacramento, California 95816
(Address of principal executive offices) (Zip Code)

(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	DEVSF	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Subject Company: DevvStream Corp.
Commission File No. 001-40977

This Current Report on Form 8-K relates to the proposed business combination (the “Business Combination”) among XCF Global, Inc. (“XCF Global”), DevvStream Corp. (“DevvStream”) and Southern Energy Renewables Inc. (“Southern Energy”) pursuant to that certain Business Combination Agreement, dated as of April 13, 2026, as amended (the “BCA”). This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Business Combination. XCF Global has filed with the SEC a registration statement on Form S-4 (Registration No. 333-296774) containing a joint proxy statement/prospectus in connection with the Business Combination and DevvStream has filed a proxy statement in connection with the Business Combination.

IMPORTANT NOTICE: BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF XCF GLOBAL AND DEVVSTREAM ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE JOINT PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents through the SEC website at www.sec.gov through the SEDAR+ website at www.sedarplus.com or from DevvStream at www.devvstream.com/investors/.

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2026, XCF Global, Inc., a Delaware corporation (“XCF Global”), DevvStream Corp., an Alberta corporation (“DevvStream” or the “Company”), Southern Energy Renewables Inc., a Louisiana corporation (“Southern Energy”), Southern Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of XCF Global (“Southern Merger Sub”), DevvStream Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of XCF Global (“DevvStream Merger Sub”), EEME Energy SPV I LLC, a Delaware limited liability company (“EEME”), and GL PART SPV I, LLC, a Delaware limited liability company (“GL”), entered into Amendment No. 1 (the “Amendment”) to the Business Combination Agreement, dated as of April 13, 2026 (the “BCA”), by and among the XCF Global, DevvStream, Southern Energy, Southern Merger Sub and DevvStream Merger Sub.

The Amendment provides for the following material modifications to the BCA:

Amendments to Merger Consideration

The Amendment amends the definitions of “Southern Consideration Shares” and “DevvStream Consideration Shares” to adjust the pro forma ownership percentages of the parties following the consummation of the mergers contemplated by the BCA (the “Mergers”). As amended:

•
The Southern Consideration Shares are defined as a number of fully-paid and non-assessable XCF Global Common Shares equal to approximately 28.75% of the aggregate number of XCF Global Common Shares issued and outstanding immediately prior to the effective time of the Mergers (the “Effective Time”), such that the former holders of Southern Energy shares will hold approximately 20% of the XCF Global Common Shares immediately following the Effective Time (reduced from approximately 23.3% as originally contemplated by the BCA).

•
The DevvStream Consideration Shares are defined as a number of fully-paid and non-assessable XCF Global Common Shares equal to approximately 14.99% of the aggregate number of XCF Global Common Shares issued and outstanding immediately prior to the Effective Time, such that the former holders of DevvStream shares will hold approximately 10.43% of the XCF Global Common Shares immediately following the Effective Time (increased from approximately 10.0% as originally contemplated by the BCA).

•
XCF Global’s existing stockholders immediately prior to the Effective Time will hold approximately 69.57% of the XCF Global Common Shares issued and outstanding immediately following the Effective Time (increased from approximately 66.7% as originally contemplated by the BCA).

Amendments to Closing Conditions

The Amendment deletes or modifies the following closing conditions under the BCA:

•
Minimum Southern Capitalization Condition. The requirement that the aggregate amount of Southern Energy’s unrestricted cash and cash equivalents plus all “Plant Conversion Funding” funded to XCF Global prior to the Effective Time equal at least $10,000,000 was deleted.

•
Southern Investment Bank Condition. The requirements that Southern Energy have completed an engagement with an investment bank to sell a bond offering and be in an acceptable process of procuring the bond with respect to the issuance of bonds by Southern Energy was deleted.

•
XCF Global Revenue Run-Rate Condition. The requirement that the gross revenue of XCF Global for its blended fuel product exceed $1,000,000,000 on an annualized, go-forward basis no later than June 30, 2026, and that annualized EBITDA equal at least $100,000,000, was deleted.

•
Nasdaq Sweden Condition. The requirement that the XCF Global common shares to be issued have been approved for listing on Nasdaq Sweden (and/or any other European or Asian securities exchange) was deleted.

•	HSR Act Requirements. The requirement that XCF Global obtain clearance under the HSR Act and that such Required Regulatory Approval shall have been made was deleted.

GL Investment Condition

The effectiveness of the Amendment is conditioned on the concurrent closing of a $1,000,000 investment by GL in XCF Global through XCF Global’s warrant program (the “GL Investment”), under which as previously announced by XCF Global, GL may purchase warrants to acquire common stock of XCF Global at an exercise price of $2.50 per share, which XCF Global believes demonstrates GL’s belief in XCF Global’s potential future growth in shareholder value.

EEME and GL Post-Closing Funding Commitment

From and after the Closing, (x) within three (3) months following the closing of the business combination, each of EEME and GL shall fund, or cause to be funded, to XCF Global cash proceeds in an aggregate amount of not less than $4,373,000 plus the Shortfall Amount (as defined below), and (y) within twelve (12) months following the closing of the business combination, each of EEME and GL shall use commercially reasonable efforts to fund, or cause to be funded, to XCF Global cash proceeds in an additional aggregate amount of not less than $50,000,000, in the case of each of clauses (x) and (y) whether funded by EEME, GL or a combination thereof and whether through XCF Global’s warrant program or through any other financing arrangement mutually agreed between EEME or GL, as applicable, and XCF Global ((x) and (y) together, the “Funding Commitment”). The “Shortfall Amount” shall mean the amount by which $ 4,627,000 exceeds the sum of (x) any amounts set forth on Schedule 5.3 to the Amendment that XCF Global reasonably determines were not invested into Southern Energy prior to the date of the Amendment and (y) any amounts set forth on such Schedule 5.3 that were so invested into Southern Energy but that XCF Global reasonably determines were not utilized by Southern Energy appropriately. In addition, EEME and GL have agreed to the additional post-Closing commitment described in a schedule to the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

Postponement of Special Meeting

As previously announced, on September 9, 2026, the Company announced that the DevvStream Corp. Special Meeting of Shareholders (the “Special Meeting”), which was previously scheduled to be held on September 10, 2026, has been postponed to September 17, 2026, at 10:00 a.m. Eastern Time. The Special Meeting will continue to be held as a virtual meeting. Registration information will be available at https://www.cstproxy.com/devvstream/2026.

The record date for the Special Meeting remains July 29, 2026. Shareholders of DevvStream who held DevvStream common shares as of the record date remain entitled to vote at the Special Meeting. Shareholders who have already submitted their proxy cards or voted by telephone or internet do not need to take any further action unless they wish to revoke or change their votes.

The postponement of the meeting was made to allow additional time for stockholders and shareholders to review the Amendment and the supplemental proxy materials described herein.

Updated proxy materials, including a copy of the Amendment and supplemental disclosure, will be filed with the SEC and will be available at www.sec.gov, as well as with applicable Canadian securities regulatory authorities and will be available on the Company’s SEDAR+ profile at www.sedarplus.com. DevvStream shareholders may also access materials at https://www.cstproxy.com/devvstream/2026.

After considering the relevant facts surrounding the Amendment, including but not limited to the increase in consideration to be received by DevvStream shareholders and the removal of certain conditions precedent to closing of the Business Combination, and upon receiving advice from its external advisors, the board of directors of the Company (the “Board”) determined that the Amendment is in the best interest of the Company and approved the Amendment.

The Special Committee of the Board unanimously recommends that DevvStream shareholders vote “FOR” each of the DevvStream Merger Proposal, the DevvStream Domestication Proposal and, if necessary, the DevvStream Adjournment Proposal

If you have questions concerning the Business Combination or need assistance voting your shares, please contact DevvStream’s proxy solicitor:

Sodali & Co
430 Park Avenue, 14th Floor
New York, NY 10022
Stockholders and All Others Call Toll Free: (800) 662-5200
Banks and Brokers Call: (203) 658-9400
Email: DEVS@investor.sodali.com

Additional Information and Where to Find It

In connection with the proposed business combination transaction among XCF Global, DevvStream, and Southern Energy, XCF Global has filed with the SEC a registration statement on Form S-4 (Registration No. 333-296774) containing a joint proxy statement/prospectus. A definitive joint proxy statement/prospectus, dated July 31, 2026, has been mailed to stockholders of XCF Global and shareholders of DevvStream as of the record date of July 29, 2026. XCF Global, DevvStream and Southern Energy may also file other documents with the SEC regarding the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF XCF GLOBAL AND DEVVSTREAM ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE JOINT PROXY STATEMENT/PROSPECTUS, THIS CURRENT REPORT ON FORM 8-K AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders can obtain free copies of the joint proxy statement/prospectus and other filed documents, without charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by XCF Global will be available free of charge at https://xcf.global/investor-relations/financials/sec-filings/ or by contacting XCF Global’s Investor Relations Department at safx@xcf.global. Copies of the documents filed with the SEC by DevvStream will be available free of charge at www.devvstream.com/investors/ or by contacting DevvStream’s Investor Relations Department at ir@devvstream.com.

Participants in the Solicitation

XCF Global, DevvStream, Southern Energy, EEME and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from XCF Global's stockholders and DevvStream's shareholders in connection with the proposed transaction. Information regarding directors and executive officers of (i) XCF Global is contained in XCF Global's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, and in other documents subsequently filed with the SEC and (ii) DevvStream is contained in DevvStream's proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 18, 2025, and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including statements regarding the proposed Business Combination, the anticipated structure, timing and conditions of the Business Combination, the anticipated completion of the plant conversion, the achievement of specified financial and operational milestones, the anticipated issuance of state-supported bonds by Southern Energy, the valuation the parties are aiming to achieve following the consummation of the Business Combination, and the expected benefits of the Business Combination. All statements, other than statements of historical facts, are forward-looking statements, including statements regarding the expected timing, structure and terms of the Business Combination; the ability of the parties to complete the Business Combination considering the various closing conditions; the expected or targeted benefits of the Business Combination; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements. Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; (2) the risk that the plant conversion is delayed, not completed on the anticipated timeline, or requires additional capital beyond current expectations; (3) the risk that XCF Global is unable to achieve the specified annualized revenue and EBITDA thresholds, which depend in significant part on XCF Global’s business performance, operating results, market demand, execution capabilities and other factors; (4) the risk that Southern Energy does not receive authorization to issue up to $400 million of bonds, that such bonds are delayed, issued on less favorable terms or not issued at all; (5) the risk that XCF Global is unable to obtain or maintain compliance with applicable Nasdaq continued listing standards, including regaining compliance with the $1.00 minimum bid price requirement, which could result in delisting if compliance is not regained within applicable cure periods; (6) the inability to satisfy or waive the closing conditions contemplated by the BCA; (7) the occurrence of events, changes or other circumstances that could give rise to the termination of the BCA, or that could result in disputes or litigation relating to the interpretation, enforceability or performance of the BCA; (8) the outcome of any legal proceedings that may be instituted against XCF Global, DevvStream, Southern Energy, EEME or their respective affiliates, which could be costly, time-consuming, divert management attention and adversely affect liquidity or financial condition; (9) uncertainty with respect to the scope, timing or completion of due diligence by any party and each party’s satisfaction therewith; (10) uncertainty regarding valuations, capital structure, financing arrangements, equity ownership or the allocation of economic interests contemplated by the BCA; (11) changes to the structure, timing or terms of the Business Combination that may be required or deemed appropriate as a result of applicable laws, regulations, accounting considerations, stock exchange requirements or regulatory guidance; (12) the risk that required regulatory, governmental, stock exchange or shareholder approvals are not obtained, are delayed or are subject to conditions that could adversely affect the parties or the expected benefits of the Business Combination; (13) the risk that the announcement of the BCA or the pursuit of the contemplated transactions disrupts current plans, operations or relationships of XCF Global, DevvStream or Southern Energy; (14) the risk that anticipated benefits of any contemplated transaction are not realized due to competition, execution challenges, market conditions or the inability to grow and manage operations profitably; (15) costs, expenses and management distraction associated with the BCA, negotiations, potential litigation and any contemplated transactions; (16) changes in applicable laws, regulations or enforcement priorities, including extensive regulation and compliance obligations applicable to the parties’ businesses; and (17) other economic, business, competitive, operational or financial factors beyond management’s control, including those described under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in XCF Global’s and DevvStream’s filings with the SEC, including their most recent Quarterly Reports on Form 10-Q and subsequent filings. There may be additional risks that XCF Global, DevvStream, Southern Energy and EEME do not presently know or that they currently believe are not material that could also cause actual results to differ materially from those contained in the forward-looking statements.

Although the business combination agreement is binding on the parties, it does not obligate the parties to consummate the proposed transaction. The consummation of the proposed transaction remains subject to the satisfaction or waiver of applicable closing conditions, and the business combination agreement may be terminated in accordance with its terms. There can be no assurance that the proposed transaction will be consummated on the terms described herein or at all. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. Neither the Company, XCF Global, Southern or EEME undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K in archive form on XCF Global’s website at www.xcf.global/investor-relations or the Company’s website at www.devvstream.com/investors/ should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
2.1
Amendment No. 1 to the Business Combination Agreement, dated as of September 14, 2026, by and among XCF Global, Inc., DevvStream Corp., Southern Energy Renewables Inc., Southern Merger Sub Inc., DevvStream Merger Sub Inc., EEME Energy SPV I LLC and GL PART SPV I, LLC, a Delaware limited liability company

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2026

DEVVSTREAM CORP.

	By:	/s/ Sunny Trinh
Name:	Sunny Trinh
Title:	Chief Executive Officer